UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  November 15, 2005


             AEI REAL ESTATE FUND XVIII LIMITED PARTNERSHIP
         (Exact name of registrant as specified in its charter)


     State of Minnesota             0-18289          41-1622463
(State or other jurisdiction  (Commission File      (IRS Employer
     of incorporation)              Number)      Identification No.)


      30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
             (Address of Principal Executive Offices)


                            (651) 227-7333
       (Registrant's telephone number, including area code)


  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communication  pursuant  to  Rule  425  under  the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting  material  pursuant to  Rule  14a-12  under  the
      Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On November 15, 2005, the Partnership sold its 50% interest in an Applebee's restaurant in Stow, Ohio to KOE LLC, an unrelated third party. The Partnership received net cash proceeds of approximately $1,820,000 for the property, which resulted in a net gain of approximately $294,500.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a) Financial  statements  of  businesses  acquired  -   Not
          Applicable.

      (b) Pro forma financial information - A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the pro forma statements. Assuming the Partnership had sold the property on January 1, 2004:

          The Partnership's Investments in Real Estate would have been reduced by $1,552,129 and its Current Assets
          (cash) would have increased by $1,820,000 and Partner's
          Capital would have increased by $267,871.

          For the year ended December 31, 2004, Income from Continuing Operations would have decreased $56,240, representing a decrease in rental income of $80,029, a decrease in depreciation expense of $23,626 and a decrease in property management expenses of $163. For the nine months ended September 30, 2005, Income from Discontinued Operations would have decreased $61,010, representing a decrease in rental income of $90,032, a decrease in depreciation expense of $26,579 and a decrease in property management expenses of $2,443.

          The net effect of these pro forma adjustments would have caused Net Income to decrease from $2,436,839 to $2,380,599 and from $1,511,354 to $1,450,344, which would have resulted in Net Income of $121.50 and $74.76 per Limited Partnership Unit outstanding for the year ended December 31, 2004 and the nine months ended September 30, 2005, respectively.

      (c) Exhibits.

          Exhibit 10.1 - Purchase Agreement dated October 19, 2005 between the Partnership, AEI Net Lease Income &
          Growth  Fund  XIX  Limited  Partnership  and  KOE   LLC
          relating to the Property at 4296 Kent Road, Stow, Ohio (incorporated by reference to Exhibit 10.2 of Form 10-QSB filed November 4, 2005).

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND XVIII LIMITED
                              PARTNERSHIP

                              By: AEI Fund Management XVIII, Inc.
                                 Its:  Managing General Partner


Date:  November 17, 2005      /s/ PATRICK W KEENE
                              By: Patrick W. Keene
                                 Its:  Chief Financial Officer